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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)   August 31, 2000
                                                 -----------------



                              IMMERSION CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

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
            Delaware                           000-27969                      94-3180138
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(State or Other Jurisdiction of        (Commission File Number)             (IRS Employer
         Incorporation)                                                  Identification No.)
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        801 Fox Lane, San Jose, California                              95131
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      (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:       (408) 467-1900
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On August 31, 2000, Immersion Corporation ("Immersion") acquired Virtual Technologies, Inc. ("Virtual Technologies"), through the merger (the "Merger") of Immersion's wholly owned subsidiary, VT Acquisitions, Inc. ("Merger Sub"), with and into Virtual Technologies, which survived the Merger, in accordance with the Agreement and Plan of Merger, dated as of July 28, 2000 (the "Merger Agreement"), among Immersion, Merger Sub, Virtual Technologies and James F. Kramer, as the representative of Virtual Technologies' shareholders (the "Shareholder Representative").

        By virtue of the Merger, Immersion acquired all of the issued and outstanding stock of Virtual Technologies, and Virtual Technologies' shareholders immediately prior to the Merger received the right to receive
0.06415616 of a share of Immersion common stock, plus $0.193 in cash (without interest), for each share of Virtual Technologies common stock held immediately prior to the Merger, less the shares of Immersion common stock being escrowed (as described below), plus cash paid in lieu of fractional shares. In total, Immersion will issue up to approximately 320,000 shares of Immersion common stock and pay approximately $1 million in cash to these shareholders. Immersion has also assumed all vested and unvested options to purchase Virtual Technologies' common stock outstanding at the Merger and, as a result, may also issue up to an additional 22,000 shares of Immersion common stock on exercise of the assumed options.

        Under the Merger Agreement, Immersion is being indemnified in the event of losses, as the term is defined in the Merger Agreement, in accordance with the terms and conditions of the Merger Agreement. In addition, James F. Kramer and Marc Tremblay, two of the principal shareholders of Virtual Technologies immediately prior to the Merger, agreed to indemnify Immersion in the event of such losses, including losses greater than the shares being held in escrow, under an Indemnification and Joinder Agreement, dated as of July 28, 2000 (the "Indemnification and Joinder Agreement"), with Immersion.

        Immersion and the Shareholder Representative also entered into an Escrow Agreement, dated as of August 31, 2000, with U.S. Trust Company, National Association, as escrow agent, to establish an escrow to facilitate the ability of Immersion to recover amounts to which it is entitled as a result of the Merger Agreement and the Indemnification and Joinder Agreement. The initial escrow fund consists of approximately 60,000 shares of Immersion common stock that the prior shareholders of Virtual Technologies would have otherwise received in the Merger. Subject to the satisfaction of any claims asserted by Immersion, (1) up to 30,000 of the remaining escrowed shares will be distributed to the Shareholder Representative, on behalf of the shareholders, on the first anniversary of the date of the Merger (less any shares allocated to pending claims), and

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(2) the remainder of the escrowed shares will be distributed to the
Shareholder Representative, on behalf of the shareholders, on the second anniversary of the date of the Merger (less any shares allocated to pending claims).

        The shares of Immersion common stock being issued in the Merger are being issued under an exemption to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such shares are "restricted securities," as defined in Rule 144 of the Securities Act, and are not freely transferable. Immersion has granted the shareholders of Virtual Technologies immediately prior to the Merger who entered into a Registration Rights Agreement, dated as of August 31, 2000, with Immersion the right to request one shelf registration on Form S-3, at such time as Immersion is eligible to use Form S-3, and piggy-back registration rights in the event that Immersion files a registration statement under the Securities Act in connection with the proposed offer and sale for cash of shares of common stock by it or by its shareholders under certain circumstances.

        Separate and apart from the Merger, on the date of the Merger, Immersion also granted options to purchase up to approximately 500,000 shares of Immersion common stock to certain of Virtual Technologies' employees and directors. Of the options granted, (1) up to approximately 300,000 become exercisable over a four year period of continuous employment with Virtual Technologies, and (2) up to approximately 200,000 become exercisable in four annual installments, based on continuous employment with Virtual Technologies, with exercisability accelerating if certain Virtual Technologies revenue targets are met.

        Copies of the Merger Agreement, the Indemnification and Joinder Agreement, the Escrow Agreement, the Registration Rights Agreement and the Immersion Corporation 2000 Non-Officer Nonstatutory Stock Option Plan are attached to this Report as Exhibits. The foregoing descriptions of the Merger Agreement, the Indemnification and Joinder Agreement, the Escrow Agreement, the Registration Rights Agreement and the Immersion Corporation 2000 Non-Officer Nonstatutory Stock Option Plan are qualified in their entirety by reference to the full text of those agreements and such plan.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               Immersion has determined that it is not required to provide financial statements under Item 7(a) of Form 8-K for its acquisition of Virtual Technologies.

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        (b)    PRO FORMA FINANCIAL INFORMATION.

               Immersion has determined that it is not required under Item 7(b) of Form 8-K to provide pro forma financial information on the Virtual Technologies acquisition.

        (c)    EXHIBITS.

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                EXHIBIT NO.                              DESCRIPTION
                -----------                              -----------

                    2.1        Agreement and Plan of Merger dated as of July 28, 2000, among
                               Immersion Corporation, VT Acquisition, Inc., Virtual
                               Technologies, Inc., and James F. Kramer (Incorporated herein by reference to Exhibit 10.27 to Immersion's Registration
                               Statement on S-4 (Registration No. 333-45254) (the "S-4
                               Registration Statement"))

                    2.2        Indemnification and Joinder Agreement dated as of July 28,
                               2000, among Immersion Corporation, James F. Kramer and Marc
                               Tremblay

                    2.3        Escrow Agreement dated as of August 31, 2000, among Immersion
                               Corporation, James F. Kramer and U.S. Trust Company, National
                               Association

                    2.4        Registration Rights Agreement dated as of August 31, 2000, among Immersion Corporation and the shareholders party thereto

                   10.1 Immersion Corporation 2000 Non-Officer Nonstatutory Stock Option Plan (Incorporated herein by reference to Exhibit 10.29 to the S-4 Registration Statement)
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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 15, 2000
                                            Immersion Corporation

                                            By /s/ Victor Viegas
                                              ----------------------------------
                                                 Victor Viegas
                                                 Chief Financial Officer
                                                 and Vice President, Finance


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                                  EXHIBIT INDEX


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   EXHIBIT NO.                          DESCRIPTION
   -----------                          -----------
       2.1 Agreement and Plan of Merger dated as of July 28, 2000, among Immersion Corporation, VT Acquisition, Inc., Virtual Technologies, Inc., and James F. Kramer (Incorporated herein by reference to Exhibit 10.27 to the S-4 Registration Statement)

       2.2 Indemnification and Joinder Agreement dated as of July 28, 2000, among Immersion Corporation, James F. Kramer and Marc Tremblay

       2.3 Escrow Agreement dated as of August 31, 2000, among Immersion Corporation, James F. Kramer and U.S. Trust Company, National Association

       2.4 Registration Rights Agreement dated as of August 31, 2000, among Immersion Corporation and the shareholders party thereto

      10.1 Immersion Corporation 2000 Non-Officer Nonstatutory Stock Option Plan (Incorporated herein by reference to Exhibit
                   10.29 to the S-4 Registration Statement)
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